UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 2, 2019

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices, including zip code)	(Zip Code)

1627 E. Walnut Seguin, Texas 78155
(Address of Principal executive offices)

(830) 379-1480
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2019, Alamo Group Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 15, 2019.

Set forth below, with respect to each proposal, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

Proposal 1 - Election of directors

The majority of stockholders approved the election of all seven of the nominees for director to serve until the next Annual Meeting or until their successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Roderick R. Baty	10,866,228	40,735	4,401	431,125
Robert P. Bauer	10,815,444	91,519	4,401	431,125
Eric P. Etchart	10,776,609	130,040	4,415	431,125
David W. Grzelak	10,449,284	457,665	4,415	431,125
Tracy C. Jokinen	10,820,024	87,028	4,312	431,125
Richard W. Parod	10,854,365	52,598	4,401	431,125
Ronald A. Robinson	10,866,114	40,835	4,415	431,125

Proposal 2 - Advisory vote on compensation of named executive officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers as described in our Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
10,673,435	220,753	17,176	431,125

Proposal 3 - Proposal for the approval of the Company's 2019 Equity Incentive Plan

The stockholders approved, the Company's 2019 Equity Incentive Plan described in our Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
7,646,053	3,260,792	4,519	431,125

Proposal 4 - Ratification of appointment of KPMG LLP as independent auditor for fiscal year 2019

The appointment of KPMG LLP to serve as the Company's independent auditor for the fiscal year ending December 31, 2019 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,194,027	141,563	6,899	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

Alamo Group Inc.
Date: May 3, 2019	By:	/s/ Edward T. Rizzuti
Edward T. Rizzuti,
Vice President, General Counsel and Secretary